Supplement dated July 8, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Value ETF	3/1/2014
On or about July 8, 2014, the information under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
At least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Value Index (the Index) at the time of investment. The market capitalization range of the companies included within the Index was $888 million to $545.3 billion as of May 31, 2014. The market capitalization range and composition of the companies in the Index are subject to change. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).
The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities consistent with its value investment approach.
Quantitative analysis and risk management also play a role in identifying investment opportunities and constructing the Fund’s portfolio.